SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report

                                February 8, 2001

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                       Texas                             74-2871063
         (State or other jurisdiction                (I.R.S. Employer
       of incorporation or organization)            Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS


The news release of FVNB Corp. dated February 2, 2001, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release provides a summary of the financial position of FVNB Corp. at December 31, 2000, restates the dividend announcement released January 25, 2001, and includes unaudited financial information related to the fourth quarter of 2000.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99)News release of FVNB Corp. dated February 2, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FVNB CORP.
                                    (Registrant)


                                    By: /s/ DAVID M. GADDIS
                                            David M. Gaddis, President & CEO


Date:  February 8, 2001

                                INDEX TO EXHIBIT


EXHIBIT NO.            DESCRIPTION                                          PAGE
----------             -----------                                          ----
   99                  News release of FVNB Corp.                            5-7
                       dated February 2, 2001